CorEnergy Chief Executive Officer to Present at the Midwest IDEAS Conference

KANSAS CITY, Mo.-August 23, 2017 - CorEnergy Infrastructure Trust, Inc. announced today its President and Chief Executive Officer, David Schulte, will present at the Midwest IDEAS Investor Conference in Chicago, Illinois at approximately 10:40 a.m. Central Time Zone (11:40 a.m. Eastern Time Zone) on Wednesday, August 30, 2017.

To listen to the audio webcast and view the accompanying presentation materials, please access www.IDEASConferences.com or the company’s website, corenergy.reit. A replay of the presentation will be archived on the Events & Presentations page of the CorEnergy website, after the presentation concludes.

About the Midwest IDEAS Conference
The mission of the IDEAS Conferences is to provide independent regional venues for quality companies to present their investment merits to an influential audience of investment professionals. Unlike traditional bank-sponsored events, IDEAS Investor Conferences are “Sponsored BY the Buyside FOR the Buyside” and for the benefit of regional investment communities. Conference sponsors collectively have more than $200 billion in assets under management and include: Adirondack Research and Management, Allianz Global Investors: NFJ Investment Group, Ariel Investments, Aristotle Capital Boston, Barrow Hanley Mewhinney & Strauss, BMO Global Asset Management, Constitution Research & Management, Inc., Fidelity Investments, First Wilshire Securities Management, Inc., Gamco Investors, Granahan Investment Management, Great Lakes Advisors, Greenbrier Partners Capital Management, LLC, GRT Capital Partners, LLC, Hodges Capital Management, Ironwood Investment Management, Keeley Asset Management, Luther King Capital Management, Marble Harbor Investment Counsel, Perritt Capital Management, Punch & Associates, Westwood Holdings Group, Inc., and William Harris Investors.

The IDEAS Investor Conferences are held annually in Boston, Chicago and Dallas and are produced by Three Part Advisors, LLC. Additional information about the events can be located at www.IDEASconferences.com.
If interested in attending or learning more about the IDEAS conferences, please contact Joe Noyons, (817) 778 -8424, jnoyons@threepa.com.

About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.

Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy's reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy's Board of Directors and compliance with leverage covenants.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

1100 Walnut Street, Suite 3350, Kansas City, MO 64106 Main:816-875-3705  | Fax:816-875-5875  | corenergy.reit